EXHIBIT 10.3


                              CONSULTING AGREEMENT

     Consulting Agreement dated as of December 28, 2001, by and between Silva Bay International, Inc., a corporation with offices at 8880 Rio San Diego Dr., Suite 800, San Diego, California, 92108, (the "Company") and Dwain Brannon, a natural person with offices at 1025 Greenwood Blvd., Suite 121, Lake Mary, Florida 32746 (the "Consultant").

                              W I T N E S S E T H:

     The Company desires to engage the services of the Consultant for purposes of general corporate counseling and advice and more specifically for those services set forth on Schedule A (collectively, the "Counseling Services").

     Consultant desires to perform Consulting Services on behalf of the Company and desires to be engaged and retained by the Company for such purposes.

     ACCORDINGLY, in consideration of the recitals, promises and conditions in this Agreement, the Consultant and the Company agree as follows:

     1.     CONSULTING SERVICES.  The Company hereby retains the Consultant, and
            -------------------
the Consultant accepts such retention all on the terms and conditions herein contained.

     2.     TERM.
            ----

     (a) The initial term (the "Initial Term") of this Consulting Agreement shall be for a twelve-month period commencing on the date hereof.

     (b) Notwithstanding paragraph 2(a), this Agreement may be terminated by either party prior to the expiration of the Initial Term as follows:

          (i) Upon failure of the other party to cure a material default under, or a breach of, this Agreement (including, but not limited to, the Company's obligations under Section 5 hereof) within 5 days after written notice is given as to such breach by the terminating party;

          (ii) Upon the bankruptcy or liquidation of the other party, whether voluntary or involuntary;

          (iii) Upon the other party taking the benefit of any insolvency law; and/or

          (iv) Upon the other party having or applying for a receiver appointed for all or a substantial part of such party's assets or business.

     (c) Subject to compliance with Section 5(e) hereof, following the expiration of the Initial Term, the Agreement will continue in full force and effect until terminated by either party, for any reason whatsoever, upon thirty
(30)  days  prior  written  notice.

     (d) Termination will not affect the right (i) of the Consultant to be paid any fees which are payable as of the effective date of such termination or to be reimbursed for any reimbursable expenses incurred in connection with the Consulting Services, or (ii) of any Indemnified Person to receive indemnification pursuant to the provision set forth in Section of the Agreement.

     3.     FEES.  In addition to and not in mitigation of, or substitution for,
            ----
the additional fees enumerated in any of the Schedules hereto, the Company shall pay and deliver to the Consultant, simultaneously with the execution and delivery of this Agreement, an initial engagement fee consisting of a cash payment in the amount of $25,000.


     4.     EXPENSES.  The  Company  will  reimburse  the  Consultant  for  its
            --------
expenses, reasonably incurred by the Consultants, in execution of the Consulting Services on behalf of the Company. Expenses shall be paid monthly in arrears and the first payment shall be made on September 1, 2001. The expense shall be paid until the termination of this Agreement and all outstanding expenses shall be paid on the date of the termination of this Agreement. Notwithstanding anything in this Agreement to the contrary, the Consultant may require to pay, and the Company at the direction of the Consultant will pay, any expenses, which alone or in the aggregate may exceed US$250 directly in advance.

     5.     DUTIES  OF  THE  COMPANY.
            ------------------------

     (a) The Company shall supply the Consultant, on a regular and timely basis, with all approved data and information about the Company, its management, its products and its operations, and the Company shall be responsible for advising the Consultant of any facts which would affect the accuracy of any prior data and information previously supplied to the Consultant so that the Consultant may take corrective action.

     (b) The Company shall promptly supply the Consultant with: full and complete copies of all filings with all federal and state securities agencies; full and complete copies of all stockholder reports and communications, whether or not prepared with the Consultants' assistance; all data and information supplied to any analyst, broker-dealer, market maker or other member of the financial community; and all product/services brochures, sales materials, etc.

     (c) The Company shall contemporaneously notify the Consultant if any information or data being supplied to the Consultant has not been generally released or promulgated.

6.     REPRESENTATION  AND  INDEMNIFICATION  BY  COMPANY.
       -------------------------------------------------

     (a) The Company shall be deemed to make a continuing representation of the accuracy of any and all material facts, material, information, and data that it supplies to the Consultant and the Company acknowledges its awareness that the Consultant will rely on such continuing representation in disseminating such information and otherwise performing its public relations functions.

     (b) The Consultant, in the absence of notice in writing from the Company, will rely on the continuing accuracy of material, information and data supplied by the Company.

     (c) The Company hereby agrees to indemnify the Consultants against, and to hold the Consultant harmless from, any claims, demands, suits, loss, damages, etc. arising out of the Consultant's reliance upon the accuracy and continuing accuracy of such facts, material, information and data, unless the Consultant has been negligent in fulfilling his duties and obligations hereunder.

     (d) The Company hereby agrees to indemnify the Consultant against, and to hold the Consultant harmless form, any claims, demands, suits, loss, damages, etc. arising out of the Consultant's reliance on the general availability of information supplied to the Consultant and the Consultant's ability to promulgate such information, unless the Consultant has been negligent in fulfilling his duties and obligations hereunder.

     7.     REPRESENTATION  AND  INDEMNIFICATION  BY  CONSULTANT.
            ----------------------------------------------------

     (a) The Consultant agrees to provide the Consulting Services hereunder in a good and workmanlike manner consistent with the performance standards observed by other professionals undertaking such functions.

     (b) The Consultant agrees that it will not release or disseminate any information pertaining to the Company without providing the Company with an advance copy thereof and obtaining authorization for such release and dissemination.

     (c) The Consultant hereby agrees to indemnify the Company against, and to hold the Company harmless from, any claims, demands, suits, loss, damages, etc. arising out of any inaccurate statement or misrepresentation provided that such indemnification shall not pertain to any information provided by or attributable to the Company.

     8.     RELATIONSHIP  OF  PARTIES.  The  Consultant  is  an  independent
            -------------------------
contractor, responsible for compensation of its agents, employees and representatives, as well as all applicable withholding therefrom and taxes thereon (including unemployment compensation) and all workers' compensation insurance. This Agreement does not establish any partnership, joint venture, or other business entity or association between the parties, and neither party is intended to have any interest in the business or property of the other.

     9.     MISCELLANEOUS.
            -------------

     (A)     ENTIRE  AGREEMENT;  AMENDMENTS.  This  Agreement, together with the
             ------------------------------
Schedules and Exhibits hereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters.

     (B)     NOTICES.  Any and all notices or other communications or deliveries
             -------
required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 4:30 p.m. (Eastern Standard time) on a Business Date, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Agreement later than 4:30 p.m. (Eastern Standard time) on any date and earlier than 11:59 p.m. (Eastern Standard time) on such date, (iii) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

           If  to  the  Company:     Silva  Bay  International,  Inc.
                                     8880  Rio  San  Diego  Dr.
                                     San  Diego,  CA.  92108

           If  to  the  Consultant:  Dwain  Brannon
                                     1025  Greenwood  Blvd.
                                     Suite  121
                                     Lake  Mary,  Florida  32746
                                     Tel:  (407)  333-1003
                                     Facsimile:  (407)  333-1711
                                     Attention:  Dwain

     or such other address as may be designated in writing hereafter, in the same manner, by such party.

     (C)     AMENDMENTS;  WAIVERS.  No provision of this Agreement may be waived
             --------------------
or amended except in a written instrument signed, in the case of an amendment, by both the Company and the Consultant, or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

     (D)  HEADINGS.  The  headings  herein  are  for  convenience  only,  do not
          --------
constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. All words used in this Agreement will be construed to be of such number and gender as the circumstances require.

     (E)     SUCCESSORS  AND  ASSIGNS.  This Agreement shall be binding upon and
             ------------------------
insure to the benefit of the parties and their successors and permitted assigns. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assignees, and other than with respect to permitted assignees is not for the benefit of, nor may any other person hereof enforce any provision. Anything in the foregoing to the contrary notwithstanding, subject to compliance with applicable securities laws, the Consultant may assign and/or transfer all or a portion of the consideration payable by the Company hereunder.

     (F)     GOVERNING  LAW.  This  Agreement shall be governed by and construed
             --------------
and enforced in accordance with the internal laws of the State of Florida without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the United States Federal District Court for the Middle District of Florida for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, or that such suit, action or proceeding is improper.

     (G)     SEVERABILITY.  In  case  any  one or more of the provisions of this
             ------------
Agreement shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affecting or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision which shall be a reasonable substitute therefore, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

     (H)     REMEDIES.  In  addition  to  being  entitled to exercise all rights
             --------
provided herein or granted by law, including recovery of damages, the Subscriber will be entitled to specific performance or the obligations of the Company hereunder. The Company and the Subscriber agree that monetary damages would not be adequate compensation for any loss incurred by reason of any breach of its obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

     IN WITNESS WHEREOF, the parties have hereunto set their hands and seals the day and year first above written.

                                           Dwain  Brannon



                                           By: /s/Dwain Brannon
                                               ----------------
                                               Dwain  Brannon

                                           Silva Bay International, Inc.



                                           By:/s/Dyron  M.  Watford
                                              ---------------------
                                              Authorized Signatory/Dyron Watford

                                   SCHEDULE A
                                   ----------
            To the Consulting Agreement dated as of December 28, 2001
             Between Silva Bay International, Inc. and Dwain Brannon


     1.1     STRATEGIC  PLANNING  SERVICES.     The following strategic planning
             -----------------------------
services shall be provided to the company by the Consultant which will undertake for and consult with the Company concerning management, marketing, consulting, strategic planning, corporate organization and structure, financial matters in connection with the operation of the business of the Company, expansion of services, and shall review and advise the Company regarding its overall progress, needs and condition. The Consultant agrees to provide on a timely basis the following enumerated services plus any additional services contemplated thereby:

          (a) Advise the Company in the implementation of short and long term strategic planning to fully develop and enhance the Company's assets, resources, products and services.

          (b) Advise the Company relative to the recruitment and employment of key executives consistent with the expansion of operations of the Company.

          (c) Advise and recommend to the Company additional services relating to the present business and services provided by the Company as well as new products and services that may be provided by the Company.

          (d) Advise the officers and employees of the company concerning matters relating to the management and organization of the company, their financial policies, the terms and conditions of employment, and generally any matter arising out of the business affairs of the company.


     1.2     DISCLAIMER  BY  CONSULTANT.  The Consultant makes no representation
             --------------------------
that as a result of the services to be provided by it (a) the price of the Company's publicly traded securities will increase (if applicable), (b) any person will purchase securities in the Company as a result of the contract, or
(c) any investor will lend money to or invest in or with the Company. In addition, the Consultant makes no representation that he is a securities attorney or equivalent and reliance should not be made on those statements. The Company should consult legal counsel for such decisions as deemed appropriate by the Company.